UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on December 18, 2018, certain subsidiaries of Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”), entered into a $150 million accounts receivable securitization facility (the “A/R Facility”) to reduce outstanding revolving borrowings under the Company’s senior credit facility and to provide additional liquidity and funding for the ongoing business needs of the Company and its subsidiaries.

On December 15, 2023, Integra Receivables LLC, a Delaware limited liability company (“Integra Receivables”) and bankruptcy-remote special purpose entity that is an indirect, wholly-owned subsidiary of the Company, Integra LifeSciences Sales LLC, a Delaware limited liability company (“ILS Sales”) and wholly owned, indirect subsidiary of the Company, entered into Amendment No. 5 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of December 15, 2023, by and among, Integra Receivables, ILS Sales, as Servicer, PNC Bank, National Associations (“PNC”), as Administrative Agent and Committed Lender, The Bank of Nova Scotia, as Committed Lender and Group Agent, PNC Capital Markets LLC, as Structuring Agent, and certain lenders and group agents that are parties thereto from time to time. The Amendment amends that certain Receivables Financing Agreement, dated as of December 21, 2018, by and among Integra Receivables, ILS Sales, as Servicer, PNC, as Administrative Agent, PNC Capital Markets LLC, as Structuring Agent, and certain lenders and group agents that are parties thereto from time to time (as amended from time to time, the “Receivables Agreement”).

The primary purpose of the Amendment is to extend the maturity date of the A/R Facility to December 15, 2026. In addition, and as previously disclosed, the Company had previously provided a limited guaranty of performance in respect of (i) the obligations of certain of its subsidiaries under a purchase and sale agreement by and among such subsidiaries executed in connection with the creation of the A/R Facility and (ii) the obligations of ILS Sales under the Receivables Agreement. Pursuant to the terms of the Amendment, the Company’s limited performance guaranty shall continue in accordance with its terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: December 20, 2023	By:	/s/ Lea Knight
Lea Knight
	Title:	Executive Vice President and Chief Financial Officer